SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                      AMENDMENT TO CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2005


                            Checkpoint Systems, Inc.
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             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
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         (State or other jurisdiction of incorporation or organization)


                               1-11257 22-1895850
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          (Commission File Number) (I.R.S. Employer Identification No.)


            101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                    (Address of principal executive offices)

                                 (856) 848-1800
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              (Registrant's telephone number, including area code)

                                       N/A
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02    Results of Operations and Financial Condition
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On August 2, 2005, Checkpoint Systems, Inc. issued a press release announcing its financial results for the second quarter ended June 26, 2005.

The information in this Current Report (including the exhibit) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 9.01.   Financial Statements and Exhibits.

    (c)      Exhibits
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    99.1     Checkpoint Systems, Inc. press release dated August 2, 2005.





                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Checkpoint Systems, Inc.
W. Craig Burns
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Executive Vice President,
Chief Financial Officer
And Treasurer

                            Checkpoint Systems, Inc.
                                Index of Exhibits

Exhibit
Number      Description
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99.1        Checkpoint Systems, Inc. press release dated August 2, 2005.